UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 13, 2009

MINDSPEED TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50499	01-0616769
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4000 MacArthur Boulevard, East Tower
Newport Beach, California 92660-3095
(Address of Principal Executive Offices) (Zip Code)
(949) 579-3000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-5.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
     On August 13, 2009, Mindspeed Technologies, Inc. (the “Company”) entered into an underwriting agreement with Cowen and Company, LLC (the “Underwriter”) relating to the issuance and sale of 4,750,000 shares of the Company’s common stock. The shares of common stock will be sold at a public offering price of $2.05 per share. The Company intends to apply the net proceeds from the offering to the outstanding balance on its 3.75% Convertible Senior Notes or for general corporate purposes. Pursuant to the terms of the underwriting agreement, the Company has agreed to pay underwriting discounts and commissions equal to 6% of the gross proceeds from the offering of common stock, and the Company has agreed to reimburse the Underwriter for legal and other expenses, not to exceed $50,000. The closing of the offering is expected to take place on August 19, 2009, subject to the satisfaction of customary closing conditions. A copy of the underwriting agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference.
     The common stock will be issued pursuant to a prospectus supplement and accompanying prospectus, filed with the Securities and Exchange Commission on the date hereof in connection with a shelf takedown from the Company’s registration statement on Form S-3 (File No. 333-160322), which became effective on July 10, 2009. A copy of the opinion of Morrison & Foerster LLP relating to the legality of the common stock to be sold in the offering is attached as Exhibit 5.1 hereto.
     The Company exempted investors’ acquisition of the securities in the offering from its newly adopted Section 382 rights agreement. However, investors that acquire securities in the offering will be subject to the applicable restrictions and limitations set forth in the Section 382 rights agreement, including, for those investors that own, or will own, 4.9% or more of the Company’s securities after the completion of the offering, the restriction from acquiring additional securities (other than those that were acquired in the offering) constituting one-half of one percent (0.5%) or more of the Company’s securities outstanding as of the date of the Section 382 rights agreement, as provided in the Section 382 rights agreement.
     On August 14, 2009, the Company issued a press release announcing the pricing of the offering. A copy of the press release is attached as Exhibit 99.1 hereto.
     The foregoing description of the underwriting agreement does not purport to be complete and is qualified in its entirety by reference to the exhibit hereto.
* * *
     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Such statements include, but are not limited to, those relating to the closing of the Company’s offering of common stock and the application of the proceeds from the offering. Actual results, and actual events that occur, may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to: risks and uncertainties related to customary closing conditions related to the offering and the risk that the offering is not consummated, as well as the risks and uncertainties discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended July 3, 2009 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, as well as similar disclosures in the Company’s subsequent SEC filings. Forward-looking statements contained in this Form 8-K are made only as of the date hereof, and Mindspeed undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits
     (d). Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated as of August 13, 2009, by and between Mindspeed Technologies, Inc. and Cowen and Company, LLC.
5.1	Opinion of Morrison & Foerster LLP.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).
99.1	Press Release, dated August 14, 2009.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.
Date: August 14, 2009	By:	/s/ Bret W. Johnsen
Bret W. Johnsen
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated as of August 13, 2009, by and between Mindspeed Technologies, Inc. and Cowen and Company, LLC.
5.1	Opinion of Morrison & Foerster LLP.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).
99.1	Press Release, dated August 14, 2009.